UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

SELECTICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29637	77-0432030
(Commission File Number)	(IRS Employer Identification No.)

3 West Plumeria Drive, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 570-9700
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

     (a) On July 20, 2005, Ernst & Young LLP (“Ernst & Young”), which serves as the independent registered public accounting firm for Selectica, Inc. (the “Company”), notified the Company and the chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) that Ernst & Young will resign as the Company’s independent registered public accounting firm following the earlier of the completion of services related to the review of the Company’s interim financial statements for the quarter ended June 30, 2005 or the filing due date of that quarterly report.

     The reports of Ernst & Young on the Company’s consolidated financial statements as of and for each of the fiscal years ended March 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended March 31, 2004 and 2005, and in the subsequent interim period, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in their reports on the financial statements of the Company for such periods.

     Except for the material weaknesses in internal control over financial reporting described in this paragraph, during the fiscal years ended March 31, 2004 and 2005, and in the subsequent interim period, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company and Ernst & Young reported certain material weaknesses in the Company’s internal control over financial reporting in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005. That Annual Report stated the Company had material weaknesses in the following five areas:

     First, management identified a material weakness for insufficient controls over the Quote to Collect process related to the review, approval, and accounting for the Allowance for Doubtful Accounts. The Company had incorrectly included a general reserve provision in the Allowance for Doubtful Accounts as of December 31, 2004. Also, the Company had incorrectly recorded a receivable as uncollectible as of March 31, 2005, for which payment was subsequently received after March 31, 2005 but prior to the completion of the quarterly close process. As a result of this material weakness, Accounts Receivable and Services Revenue were incorrectly stated. Adjustments were recorded to increase Accounts Receivable and Services Revenue as of December 31, 2004 and as of March 31, 2005, prior to the issuance of our financial statements for the respective dates.

     Second, management identified a material weakness for insufficient controls for the Treasury process related to the classification of Cash Equivalents and Investments. The Company had incorrectly classified Cash Equivalents and Investments in its India subsidiary. As a result of this material weakness, Cash Equivalents, Short Term and Long Term Investments were not classified in accordance with generally accepted accounting principles. An adjustment was recorded to reduce Cash Equivalents and increase Short Term and Long Term Investments as of March 31, 2005.

     Third, management identified the following deficiencies in its revenue recognition process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the monitoring of deferred revenue accounts for the purpose of determining when revenue should be recognized. The Company failed to reverse deferred revenue when all criteria for revenue recognition had occurred.

b) Insufficient controls for the identification of services to be provided to customers at no charge. The Company inappropriately recorded revenue related to a service provided to a customer that was provided for no charge.

     Fourth, management identified the following deficiencies in its payroll process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the recording of expenses related to the benefits of terminated employees. The Company had failed to record the expenses related to the benefits extended when employees were involuntarily terminated as part of a reduction in force program. These inadequate controls resulted in an adjustment as of March 31, 2005 to increase Accrued Payroll and Related Liabilities, and increase Sales and Marketing expense.

b) Insufficient controls over the recording of expenses related to the acceleration of stock options for a former executive. The error arose because of a lack of in-depth review of the appropriate accounting treatment for this transaction. These inadequate controls resulted in an adjustment as of March 31, 2005 to decrease Additional Paid In Capital and Sales and Marketing expense.

     Fifth, management identified the following deficiencies in our financial statement close process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the monitoring of the terms of employment agreements and bonus programs and determining the appropriate accounting treatment for related accrued bonuses in accordance with employment agreements and bonus programs. These inadequate controls resulted in adjustments as of December 31, 2004 and March 31, 2005 to decrease Accrued Payroll and Related Liabilities, and decrease General and Administrative expense. These adjustments were recorded prior to the issuance of the respective financial statements.

b) Insufficient controls over the monitoring of accrued liabilities recorded upon the sale of the e-insurance business to Accenture in December 2003. The Company had incorrectly not reversed the accrual when the related obligation expired on December 31, 2004. The error arose because of a lack of in-depth review of the account reconciliation. These inadequate controls resulted in an adjustment as of December 31, 2004 to decrease Accrued Liabilities and decrease General and Administrative expense. The adjustment was recorded prior to the issuance of the December 31, 2004 financial statements.

     The Company’s Audit Committee and management have discussed these material weaknesses with Ernst & Young and have authorized Ernst & Young to respond fully to any inquiries about the Company’s material weaknesses over financial reporting as may be made by the Company’s successor independent registered accounting firm.

     The Company has provided Ernst &Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish a letter to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter, dated July 22, 2005, is filed as Exhibit 16.01 to this Form 8-K.

     (b) The Company and its Audit Committee have initiated the process of selecting a new independent registered public accounting firm.

Item 9.01. Financial Statements And Exhibits.

(c) Exhibits

The following exhibits are filed herewith as part of this Current Report on Form 8-K:

Exhibit
No.	Description
16.01	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 22, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: July 25, 2005	By:	/s/ Vincent Ostrosky
Vincent Ostrosky
Chairman, President and Chief Executive
Officer

DATE: July 25, 2005	By:	/s/ Stephen Bennion
Stephen Bennion
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
No.	Description
16.01	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 22, 2005.